Exhibit (24)

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ LINDA M. BREARD
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ BOH A. DICKEY
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ WILLIAM L. DRISCOLL
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ CHARLES P. GRENIER
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ JOHN S. MOODY
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ LAWRENCE S. PEIROS
DIRECTOR

POWER OF ATTORNEY

I, the undersigned, appoint Lorrie Scott or, in her absence or inability to act, Michael J. Covey or Jerald W. Richards, my attorney‑in‑fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney‑in‑fact may do by virtue of this Power of Attorney.
IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 12, 2016.

/S/ GREGORY L. QUESNEL
DIRECTOR